UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                              FORM 8K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 20, 2013

                      OAKRIDGE HOLDINGS, INC.
         (Exact name of registrant as specified in its charter)


   Minnesota	               0-1937	             41-0843268
(State or other      (Commission File Number)       (IRS Employer
jurisdiction                                     Identification No.)
of incorporation)


400 WEST ONTARIO STREET, CHICAGO, ILLINOIS              60654
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (312) 505-9267

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 2.01.  Completion of Acquisition or Disposition of Assets.

On December 20, 2013, Oakridge Holdings, Inc. (the "Company") completed the previously announced sale of all of the shares of common stock of Lain and Son, Inc. ("Lain") to Robert C. Harvey, the Company's Chief Executive Officer and Chief Financial Officer and a director and the Chairman of the Board of Directors of the Company. Lain and its subsidiaries own the assets that had been used in the operation of the Company's Cemetery segment.

The purchase price paid to the Company for the sale of Lain was $2,060,000, consisting of (1) $1,500,000 in cash and (2) satisfaction of $560,000 in indebtedness owed by the Company to Mr. Harvey in the form of (i) $410,000 principal amount of debentures and (ii) a short-term loan of $150,000. The terms of the transaction were determined pursuant to negotiations between Mr. Harvey and the Company's directors other than Mr. Harvey. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, dated December 11, 2013, by and between the Company and Mr. Harvey, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The Company continues to own and operate its Stinar business providing products and services to the aviation industry, and Mr. Harvey continues to serve as the Company's Chief Executive Officer and Chief Financial Officer and a director and the Chairman of the Board of Directors of the Company. The Company believes the sale of Lain will strengthen its balance sheet and provide increased flexibility to the Stinar business to execute its operating plans.




Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits.

       1.1 Stock Purchase Agreement, dated December 11, 2013, by and between Robert C. Harvey and Oakridge Holdings, Inc.(1)

       (1) Incorporated by reference to the like numbered Exhibit to the Company's Current Report on Form 8-K (File No. 0-1937) filed with the Commission on December 12, 2013.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    OAKRIDGE HOLDINGS, INC.


Date:  December 20, 2013            /s/ Robert C. Harvey
                                    Robert C. Harvey
                                    President, Chief Executive Officer,
                                    Chief Financial Officer and
                                    Chairman of the Board of Directors















EXHIBIT INDEX


                             EXHIBIT INDEX

Exhibit           Description                           Method of Filing

1.1               Stock Purchase Agreement,             Incorporated
                  dated December 11, 2013,              by reference
                  by and between Robert C. Harvey
                  and Oakridge Holdings, Inc